AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT

                                  Cash Reserve

                          SUPPLEMENT DATED May 15, 1998
                         Prospectus dated March 1, 1998

The Board of Directors of Cash Reserve has unanimously agreed to enter into an Agreement and Plan of Reorganization with American Century Investment Trust. The Agreement provides for the consolidation of this fund with another American Century fund, Prime Money Market Fund, which has similar investment objectives and policies. The proposed consolidation will not decrease the dollar value of any shareholder's account. The fund combination is contingent upon shareholder approval.

The Board of Directors has requested that the Agreement be submitted to shareholders for approval at a Special Meeting of Shareholders to be held on August 7, 1998. The record date for the meeting is May 15, 1998. If you own shares of Cash Reserve as of the close of business on that date, you will be entitled to vote on the reorganization at that meeting. Proxy materials containing more information about the proposed reorganization are expected to be sent to shareholders on June 8, 1998. If the reorganization is approved, it is expected to occur on August 29, 1998. A decision regarding an investment in Cash Reserve should be made in light of these proposed reorganizations.

The following disclosure should be inserted after the section "Transfer and Administrative Services" found on page 19 of the Investor Class Prospectus and page 15 of the Advisor Class Prospectus.

YEAR 2000 ISSUES

Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The fund depends upon the computer systems of various service providers, including the transfer agent, for its day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the fund's operations, including pricing, securities trading and settlement, and the provision of shareholder services.

The transfer agent has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the fund's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the fund will not directly bear any of the cost.

In light of these remediation efforts, the fund does not anticipate a material adverse impact on its business, operations or financial condition relating to Year 2000 issues. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the fund's business, operations or financial condition.

In addition, companies in which the fund invests may have Year 2000 computer problems. The value of their securities could go down if they do not fix their problems in time or if fixing them is very expensive. Before making an investment decision about a company, the manager asks it about its Year 2000 readiness. However, the manager cannot be sure that the information it receives is complete and accurate, and there is no guarantee that portfolio companies' Year 2000 problems will not hurt the fund's performance.


                                                                        American
                                                                 Century(reg.tm)
                                                                 P.O. Box 419200
                                                Kansas City, Missouri 64141-6200
                                                  1-800-345-2021 or 816-531-5575

SH-SPL-xxxxx     9805